COHEN & STEERS REALTY FOCUS FUND, INC.

SUPPLEMENT DATED June 8, 2006

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

The information below supplements and replaces the information in “Reducing the Initial Sales Load on Class A Shares – Sales at Net Asset Value”:

Class A shares of the Fund may be sold at net asset value without regard to investment amount ... (v) to retirement and deferred compensation plans provided that (a) such plan has total assets of at least $1 million, and (b) such plan has at least 50 participating employees.